LEUCADIA NATIONAL CORPORATION 315 PARK AVENUE SOUTH NEW YORK, NY 10010 ATTN: LAURA ULBRANDT
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1		VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

		CONTROL # →	000000000000

NAME

THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K

SHARES	1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5
1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5
1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5
1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5
1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5
1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5
1 2 3 , 4 5 6 , 7 8 9 , 0 1 2 . 1 2 3 4 5

		PAGE 1 OF 2

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☑	KEEP THIS PORTION FOR YOUR RECORDS
		DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees	☐	☐	☐

01 Ian M. Cumming 06 Jesse Clyde Nichols III	02 Paul M. Dougan 07 Michael Sorkin	03 Alan J. Hirschfield 08 Joseph S. Steinberg	04 James E. Jordan	05 Jeffrey C. Keil

The Board of Directors recommends you vote FOR the following proposal(s): 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2010.	For ☐	Against ☐	Abstain ☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the
Meeting or any adjournment of the Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES CUSIP #
Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date	SEQUENCE#

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

LEUCADIA NATIONAL CORPORATION
Proxy Solicited on Behalf of the Board of Directors for Annual Meeting
of Shareholders
May 10, 2010 at 10:00 A.M.

The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at PricewaterhouseCoopers LLP, PwC Auditorium, 300 Madison Avenue, New York, New York on May 10, 2010 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Shareholders dated April 7, 2010, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2009 is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND PURSUANT TO ITEM 3.

Continued and to be signed on reverse side